Definition of Terms in Fund Name	Aug. 04, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Objective. The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in non-U.S. equity securities.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Securities are selected for the Trust by the Trust’s portfolio consultant, WCM Investment Management, LLC (“WCM”). Through their selection process, WCM seeks to find businesses they believe have the best prospects for above-average capital appreciation.

Identify the Universe. WCM begins by identifying stocks of non-U.S. companies. WCM considers a company to be non-U.S.: (i) if the company is organized under the laws of, has its principal offices in, or has its securities principally traded in, a country other than the United States; or (ii) if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production in, a country other than the United States. As set forth in the Schedule of Investments, the Securities are issued by companies headquartered or incorporated in a number of different countries.

Screen for Following Criteria. After identifying the universe of eligible common stocks, WCM applies the following screening factors to determine eligibility for inclusion in the portfolio:

•	Market capitalization greater than $2 billion USD and average daily trading volume of more than $3 million USD per day.
•	Financial strength, which is assessed by analyzing certain metrics for each company, including net debt to EBITA (defined below) ratio, the debt to equity ratio, the equity to assets ratio and a company’s cash flow.
•	Returns on invested capital that exceed the cost of capital.
•	Competitive position of a company in the market and its future growth potential.

Analyzing the Eligible Companies. From the universe of companies that satisfy their initial criteria, WCM analyzes their eligible companies with bottom-up, fundamental research with a focus on the following factors: (i) financial performance, which they assess by analyzing a company’s key financials metrics including revenues, profit margin, returns, and leverage, (ii) competitive position, which is indicated by high/rising returns on investment capital (ROIC), market share gains resulting from revenue growth greater than the industry, and improving pricing power, (iii) future growth potential, indicated by favorable demographics, rising income levels, pricing power, innovation capabilities and opportunities for market share gains and (iv) intrinsic value, which they determine using a discounted cash flow model (DCF), historical EV/EBITDA (compares a company’s Enterprise Value (the measure of a company’s total value) to its Earnings Before Interest, Taxes, Depreciation and Amortization), and next year price to earnings ratio (P/E). The factors described are generally weighted equally, but certain factors may be weighted more or less heavily depending on WCM’s analysis of a company’s growth potential.

Selecting the Final Portfolio. After considering the factors detailed in the criteria above in connection with each other, WCM selects the Securities with the best prospects to meet the investment objective of the Trust.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend paying securities, depositary receipts, VIEs, companies headquartered or incorporated in Europe, emerging and/or developing market companies and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.